UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 4, 2026

CBRE GLOBAL REAL ESTATE INCOME FUND

(Exact Name of Registrant as Specified in Charter)

STATE OF DELAWARE	811-21465	13-7398895
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

555 East Lancaster Avenue

Suite 120

Radnor, Pennsylvania 19087

(Address of principal executive offices)

(888) 711-4272

(Registrant’s Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events

On September 4, 2026, the Registrant implemented a 1-for-3 reverse stock split.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press Release dated August 25, 2026

Exhibit 99.2	Press Release dated September 8, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CBRE GLOBAL REAL ESTATE INCOME FUND

Dated: September 8, 2026	By:	/s/ JEFF CHANG
Jeff Chang
Secretary